UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 23, 2008

Date of Report (Date of earliest event reported)

EPICEPT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Road
Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

(914) 606-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Information.

On July 25, 2008, EpiCept Corporation (the “Registrant”) issued a press release announcing an opinion by a European regulatory authority on the marketing application for Ceplene.

A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits

99.1	Press release of EpiCept Corporation, dated July 25, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION

/s/ ROBERT W. COOK
Name:	Robert W. Cook
Title:	Chief Financial Officer

Date: July 25, 2008

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release of EpiCept Corporation, dated July 25, 2008.

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